EXHIBIT 32



CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003


Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, the undersigned officers of AmericasBank Corp. (the "Company") each certifies that the Annual Report on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Mark H. Anders
------------------------------------------------
Mark H. Anders
Chairman, President and Chief Executive Officer
April 13, 2006



/s/ A. Gary Rever
----------------------------------------------------
A. Gary Rever
Executive Vice President and Chief Financial Officer
April 13, 2006

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.